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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 1996

                    First Alliance Mortgage Loan Trust 1996-1
             (Exact name of registrant as specified in its charter)



         Delaware                      33-91148            Application Pending
- ---------------------------          --------------       --------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)



       c/o Prudential Securities                                  10292
           Secured Financing                                 ---------------
              Corporation                                      (Zip Code)
       Attention: Norman Chaleff
          One New York Plaza
          New York, New York
         (Address of Principal
           Executive Offices



Registrant's telephone number, including area code (212) 778-1000
                                                    -------------

                                    No Change
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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         Item 5.           Other Events.
                           -------------

                  In connection with the offering of Mortgage Pass-Through Certificates, Series 1996-1, described in a Prospectus Supplement dated as of March 28, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No- Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7.           Financial Statements, Pro Forma Financial Information
                           -----------------------------------------------------
                           and Exhibits.
                           ------------

         (a)               Not applicable

         (b)               Not applicable

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-1

                         By: Prudential Securities Secured Financing Corporation, as Depositor


                                  By: /s/Norman Chaleff
                                      ------------------------------
                                      Name:  Norman Chaleff
                                      Title: Vice President




Dated:  April 2, 1996





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